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                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 16, 1998
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                         Connectivity Technologies Inc.
                         ------------------------------
             (exact name of registrant as specified in its charter)



Delaware                            0-12113                   94-2691724
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(State or other jurisdiction of    (Commission File Number)  (IRS Employer
incorporation)                                               Identification No.)


680 Mechanic Street, Ste 1201, PO Box 786, Leominster, Massachusetts    01453
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(Address of principal executive offices)                              (zip code)



       Registrant's Telephone Number, including Area Code: (978) 537-9138
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On September 16, 1998, Connectivity Products Incorporated, a subsidiary of the issuer, Connectivity Technologies Inc. ("CTI"), concluded a non-binding Letter of Intent to sell all of the business and assets of its Energy Electric Assembly division ("EEA") to a subsidiary of Orion Capital Partners, LP, a Boston-based private equity fund. The transaction is subject to due diligence and other conditions, including the conclusion of a mutually satisfactory asset purchase agreement. CTI anticipates that the closing will take place within 60 days of the date hereof, although no assurances can be given that the sale will be consummated. CTI has recently filed several prior reports with the Securities and Exchange Commission on Form 8-K covering various developments including those relating to its indebtedness to its lenders. The Letter of Intent provides for a cash purchase price of $10,750,000, subject to upward or downward adjustment, and CTI intends to utilize the proceeds, net of expenses and taxes generated by the sale, to reduce its bank debt, now standing at $16,172,053.





Item 7.  Financial Statements and Exhibits

         None.



Safe Harbor Statement Under the Private Securities Litigation Reform Act of
1995.

         This report contains, in addition to historical information, forward-looking statements. Forward-looking statements are subject by their nature to risks and uncertainty and actual results could differ materially from those set forth in the forward-looking statements. Typical risks and uncertainties include, but are not limited to, whether a sale of EEA will actually take place and the terms and conditions of any such sale and other factors described from time to time in CTI's reports filed with the Securities and Exchange Commission including CTI's Form 10-KSB for the year ended December 31, 1997 and subsequent reports on form 8-K. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and as such, speak only as of the date made. CTI has not undertaken to update any information in the foregoing report.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CONNECTIVITY TECHNOLOGIES INC.
                                        (Registrant)


Dated:  September 16, 1998               By:        /s/ George H. Buckham
                                               --------------------------
                                               Name:    George H. Buckham
                                               Title:   Secretary